SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

     Date of Report: (Date of earliest event reported) : February 25, 2003

                          Commission File No. 333-82786


                              HARTVILLE GROUP, INC.
            ---------------------------------------------------------
             (Exact name of registrant as specified in its charter)



             Nevada                                        94-3360099
--------------------------------                -------------------------------
(State or other jurisdiction of                (IRS Employer Identification No.)
incorporation or organization)


                7551 North Main Street, North Canton, Ohio 44720
               ---------------------------------------------------
                    (Address of principal executive offices)

                                 (330) 305-1352
                           ---------------------------
                            (Issuer telephone number)


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Item 5.     Other Events.

       To comply with statutory requirements of insurance companies in several states, the company is required to change its fiscal year from September 30 to December 31st. Therefore, the company's management has elected to change the fiscal year end to December 31st and will be filing a Form 10-KSB for the year ended December 31, 2002 instead of a Form 10-QSB for the three months ended December 31, 2002.

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


HARTVILLE GROUP, INC.

February 25, 2003                /s/ W. Russell Smith, III
                                 --------------------------
                                  W. Russell Smith, III
                                  President
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